UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2018

HELIOS AND MATHESON ANALYTICS INC.

(Exact name of Registrant as specified in charter)

Delaware	0-22945	13-3169913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Empire State Building

350 5th Avenue

New York, New York 10118

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 979-8228

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.01     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously disclosed, on June 21, 2018,  Helios and Matheson Analytics Inc. (the “Company”) received a  deficiency letter from the Nasdaq Listing Qualifications Department (the “Staff”) of the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, for the 30 consecutive business days prior to the date thereof, the closing bid price for the Company’s common stock closed below the minimum $1.00 per share required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (“Rule 5550(a)(2)”).  In accordance with Nasdaq Listing Rule 5810(b), the Company was given 180 calendar days, or until December 18, 2018, to regain compliance with Rule 5550(a)(2).  In accordance with Nasdaq Listing Rule 5810(c)(3)(A)(ii), certain companies may be eligible for a second 180-day period to regain compliance; however, such additional compliance period is not available if it does not appear to Nasdaq that it is possible for the Company to cure the deficiency.

On December 19, 2018, the Company received a written notice from the Staff that the Company has not regained compliance with Rule 5550(a)(2) and is not eligible for a second 180-day period because the Staff determined that it does not appear that it is possible for the Company to cure the deficiency. The notice indicated that, while the Company meets all the quantitative requirements, the Staff’s determination is based on the low price of the Company’s common stock, the significant issuances of common stock over the past year from an Equity Distribution Agreement and the conversion of future priced securities (primarily Senior Secured Convertible Notes issued on November 7, 2017 and January 23, 2018), the Company’s stated need to issue additional shares to fund its operations, the failure of a prior reverse-stock split in July 2018 to result in compliance with Rule 5550(a)(2), and the Company’s inability to obtain approval for a proposed reverse stock split at a special meeting in November 2018.

As a result, Nasdaq has determined that unless the Company timely requests an appeal of such determination before the Nasdaq Hearings Panel (the “Panel”), the Company’s common stock will be scheduled for delisting from The Nasdaq Capital Market and will be suspended at the opening of business on December 28, 2018, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on The Nasdaq Capital Market.

In accordance with Nasdaq’s procedures, the Company intends to appeal the Staff’s determination by requesting a hearing before the Panel (the “Hearing”) to seek continued listing. This hearing request will automatically stay the suspension of the Company’s securities and the filing of a Form 25-NSE pending the Panel’s decision. The Company expects that Nasdaq will hold the Hearing with the Panel within 45 days of the Company’s request for the Hearing, pursuant to the Nasdaq Listing Rules. At or prior to the Hearing, the Company intends to present its plans to Nasdaq to regain compliance with Rule 5550(a)(2) and request an extension of time so that the Board of Directors of the Company (the “Board”) and management of the Company can effect a reverse stock split at a time that is in the best interests of the Company and its stockholders. The Company intends to continue to monitor its closing bid price for its common stock and will continue considering all available options to resolve the Company’s noncompliance with Rule 5550(a)(2).

Also, as previously disclosed on the Current Report on Form 8-K filed August 30, 2018, the Company is no longer compliant with Nasdaq Listing Rule 5605(b)(1), which requires that a majority of the Board be independent, and Nasdaq Listing Rule 5605(c)(2)(A), which requires that the Audit Committee have at least three independent directors. In its notification letter dated September 6, 2018, Nasdaq advised that the Company will have until the following to cure these deficiencies:

•	until the earlier of the Company’s next annual shareholders’ meeting or August 25, 2019; or

•	if the next annual shareholders’ meeting is held before February 21, 2019, then the Company must evidence compliance no later than February 21, 2019.

The Board has nominated for election at the next annual shareholders’ meeting to be held on December 27, 2018, a new independent director who satisfies the applicable requirements of the Nasdaq Listing Rules to serve on the Company’s Board and Audit Committee.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 or under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”) that may not be based on historical fact, but instead relate to future events, including without limitation statements containing the words “believe”, “may”, “plan”, “will”, “estimate”, “continue”, “anticipate”, “intend”, “expect” and similar expressions. All statements other than statements of historical fact included in this communication are forward-looking statements.

Such forward-looking statements are based on a number of assumptions. Although the Company’s management believes that the assumptions made and expectations represented by such statements are reasonable, there can be no assurance that a forward-looking statement contained herein will prove to be accurate. Actual results and developments (including, without limitation, the ability of the Company to regain compliance with the Nasdaq rules) may differ significantly from those expressed or implied by the forward-looking statements contained herein and even if such actual results and developments are realized or substantially realized, there can be no assurance that they will have the expected consequences or effects. Risk factors include, among other things, risks and uncertainties relating to plans for regaining compliance with the Nasdaq rules and the risk factors described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2018 and other filings, including subsequent current and periodic reports, information statements and registration statements filed with the SEC. You are cautioned to review such reports and other filings at www.sec.gov.

Given these risks, uncertainties and factors, you are cautioned not to place undue reliance on such forward-looking statements and information, which are qualified in their entirety by this cautionary statement. All forward-looking statements and information made herein are based on the Company’s current expectations and the Company does not undertake an obligation to revise or update such forward-looking statements and information to reflect subsequent events or circumstances, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIOS AND MATHESON ANALYTICS INC.

Date: December 21, 2018	By:	/s/ Theodore Farnsworth
Theodore Farnsworth Chief Executive Officer